ASSIGNMENT OF LICENSES

TO:       PLAYANDWIN CANADA INC.

FROM:     PLAYANDWIN, INC. ("PWIN")

For good and valuable consideration, the receipt of which is hereby acknowledged, PWIN does hereby assign unto PLAYANDWIN
CANADA INC.:

1. all of PWIN's rights and obligations under the license agreement for Internet RACINGO between PWIN and Racingo
     Investments  Ltd. dated October 7, 1999 (the  "Internet
     License Agreement");

2. all of PWIN's rights and obligations under the license agreement for on- and off-track betting RACINGO between PWIN and Racingo Investments Ltd. dated October 7, 1999
     (the "On- and Off-Track License Agreement");

3. all of PWINs right, title and interest in and to all licenses over On-Line RACINGO (as that term is defined in the Internet License Agreement) granted to PWIN by Racingo Investments Ltd. pursuant to the Internet License Agreement;

4. all of PWIN's right, title and interest in and to all licenses over On- and Off-Track RACINGO (as that term is defined in the On- and Off Track License Agreement) granted to PWIN by Racingo Investments Ltd. pursuant to the On- and Off-Track License Agreement; and

5. all of PWIN's rights and obligations under the right of first refusal over RACINGO delivered through any other venue other than the venues covered by the Internet License Agreement and the On- and Off-Track License Agreement, granted to PWIN by Racingo Investments Ltd. on October 7, 1999.

Executed at Toronto, Ontario, Canada
This  ____ day of ________________, 2001.

                         PLAYANDWIN, INC.


                         Per: __________________________
                              Authorized Signing Officer

                       ACKNOWLEDGEMENT

TO:       PLAYANDWIN, INC.

FROM:     PLAYANDWIN CANADA INC.

The   undersigned   acknowledges  receipt   of   the   above
assignment.

Executed at Toronto, Ontario, Canada
This  ____ day of ________________, 2001.

                         PLAYANDWIN CANADA INC.


                         Per: __________________________
                              Authorized Signing Officer